UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 16,  2016

Date of Report (Date of earliest event reported)

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23248 (Commission File Number)	36-3918470 (I.R.S. Employer Identification No.)

2201 Landmeier Road, Elk Grove Village, Illinois 60007

(Address of principal executive offices)                                           (Zip Code)

(847) 956-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.Submission of Matters to a Vote of Security Holders.

On September 16,  2016, the Company held its 2016 Annual Meeting of Stockholders.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and Regulation 14A thereunder for the purpose of (i) electing two Class II Directors to hold office until the 2019 Annual Meeting of Stockholders, (ii) ratifying the selection of BDO USA, LLP as registered public accountants of the Company for the fiscal year ending April 30, 2017, (iii) providing approval, on an advisory basis, of compensation of the Company’s named Executive Officers (as used in the Company’s Proxy Statement filed on EDGAR on August 12, 2016, and initially mailed to shareholders on that date ( the “2016 Proxy Statement”)) and (iv) providing, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.  Each holder of common stock was entitled to one vote for each share held on the record date.

The following individuals were elected as Class II Directors to hold office until the 2019 Annual Meeting of Stockholders: Paul J. Plante and Barry R. Horek.  The number of shares cast for, against/withheld, and abstentions and broker non-votes, with respect to the nominees were as follows:

Nominee	For	Against / Withheld	Abstained	Broker Non-Votes
Paul J. Plante	2,198,052	88,082	-	1,543,210
Barry R. Horek	2,196,127	90,007	-	1,543,210

The following persons are directors of the Company whose current term extends beyond the 2016 Annual Meeting of Stockholders:  Gary R. Fairhead, Dilip S. Vyas, Linda K. Frauendorfer, Bruce J. Mantia and Thomas W. Rieck.  There was no solicitation in opposition to management’s nominees for directors.

The stockholders voted to approve the ratification of the selection of BDO USA, LLP as registered public accountants for the Company for the fiscal year ending April 30, 2017.  A total of 3,713,404 shares were cast for such ratification, 15,838 shares were voted against,  61,485 shares were abstained, and there were 38,617 shares represented by broker non-votes with respect to such ratification.

The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named Executive Officers.  A total of 2,132,313 shares were cast for such approval, 112,541 shares voted against/withheld, 41,280 shares abstained and there were 1,543,210 shares represented by broker non-votes with respect to such approval.

The stockholders voted to provide, on an advisory basis, a recommendation that future advisory votes on executive compensation be held once every year.  A total of 1,301,905 shares were cast in favor of making a recommendation that such future advisory votes on executive compensation be held once every year, 41,313 shares were cast in favor of making a recommendation that such future advisory votes be held once every two years, 915,082 shares were cast in favor of making a recommendation that such future advisory votes be held once every three years and 27,834 shares abstained with respect to such vote and there were 1,543,210 shares represented by broker non-votes with respect to such recommendation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date:  September 19, 2016

By:/s/ Gary R. Fairhead

Name:Gary R. Fairhead

Title:President and Chief Executive Officer